Washington Mutual Investors FundSM

Statement of Additional Information Supplement
dated March 18, 2011
(for Statement of Additional Information dated July 1, 2010)

1.      The paragraph under the heading “Securities of issuers outside the U.S.” in the “Description of certain securities and investment techniques” section of the statement of additional information is amended in its entirety to read as follows:

Securities of issuers outside the U.S. — The fund may invest up to 10% of its assets in securities of certain companies domiciled outside of the United States (that is not organized under the laws of the United States or any state thereof or the District of Columbia) and not included in the Standard & Poor’s 500 Composite Index as further described below under “The fund and its investment policies.” Securities of issuers domiciled outside the U.S. may be subject to certain risks different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are in the form of American Depositary Receipts (“ADRs”) which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in securities of issuers domiciled outside the U.S. that are traded in the U.S. or through ADRs may help to avoid certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.

2.      The first and second paragraphs of the section titled “The fund and its investment policies” in the statement of additional information are amended in their entirety to read as follows:

The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court’s Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund’s Investment Standards encompass numerous criteria that govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (iii) issuing companies must meet both initial and ongoing market capitalization requirements; (iv) non-dividend paying companies are limited to 5% of the fund’s total assets at the time of the investment and must meet other additional requirements which are generally more stringent than the fund’s other standards applicable to dividend paying companies; (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $1 billion; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products.

Although the fund generally invests in U.S. companies, the fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States if they meet the fund's Investment Standards, including certain requirements designed specifically for companies domiciled outside the U.S. Among other things, the Investment Standards require that any such company must have an economic nexus to the U.S. and must have a security, typically an ADR, which trades regularly in the U.S. Companies that are included in the Standard & Poor's 500 Composite Index do not count towards this 10% limit. This Index may, from time to time, include a few companies whose corporate domiciles are outside the U.S. The fund may also hold securities of companies domiciled outside the U.S. when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger.

Keep this Supplement with your statement of additional information.
Lit No. MFGEBS-901-0311O  CGD/10149-S27688